Capital Trust securities	12 Months Ended
Oct. 31, 2020
Text block [abstract]
Capital Trust securities

Note 1 7	Capital Trust securities

CIBC Capital Trust is a trust wholly owned by CIBC and established under the laws of the Province of Ontario. CIBC Capital Trust has $300 million outstanding of CIBC Tier 1 Notes – Series B, due June 30, 2108 (the Notes), redeemable on or after June 30, 2014 at the Canada Yield Price; redeemable at par on June 30, 2039. CIBC Capital Trust is not consolidated by CIBC and the senior deposit notes issued by CIBC to CIBC Capital Trust are reported as Deposits – Business and government on the consolidated balance sheet.
The Notes were structured to achieve Tier 1 regulatory capital treatment and, as such, have features of equity capital, including the deferral of cash interest under certain circumstances (Deferral Events). In the case of a Deferral Event, holders of the Notes will be required to invest interest paid on the Notes in our perpetual preferred shares. Should CIBC Capital Trust fail to pay the semi-annual interest payments on the Notes in full, we will not declare dividends of any kind on any of our preferred or common shares for a specified period of time.
In addition, the Notes will be automatically exchanged for our perpetual preferred shares upon the occurrence of any one of the following events: (i) proceedings are commenced for our winding-up;
(ii) OSFI takes control of us or our assets; (iii) we or OSFI are of the opinion that our Tier 1 capital ratio is less than 5% or our Total capital ratio is less than 8%; or (iv) OSFI directs us pursuant to the
Bank Act
(Canada) to increase our capital or provide additional liquidity and we elect such automatic exchange or we fail to comply with such direction. Upon such automatic exchange, holders of the Notes will cease to have any claim or entitlement to interest or principal against CIBC Capital Trust.
CIBC Tier 1 Notes – Series B was issued on March 13, 2009 and pays interest at a rate of 10.25%, semi-annually on June 30 and December 31, until June 30, 2039. On June 30, 2039, and on each five-year anniversary thereafter, the interest rate on the CIBC Tier 1 Notes – Series B will reset to the five-year Government of Canada bond yield at such time plus 9.878%. The Canada Yield Price is a price calculated at the time of redemption (other than an interest rate reset date applicable to the series) to provide a yield to maturity equal to the yield on a Government of Canada bond of appropriate maturity plus: (a) 1.645% if the redemption date is any time prior to June 30, 2039, or (b) 3.29% if the redemption date is any time on or after June 30, 2039.
Subject to the approval of OSFI, CIBC Capital Trust may, in whole or in part, on the redemption dates specified, and on any date thereafter, redeem the CIBC Tier 1 Notes Series B without the consent of the holders. Also, subject to the approval of OSFI, CIBC Capital Trust may redeem all, but not part of, the CIBC Tier 1 Notes Series B prior to the earliest redemption date specified without the consent of the holders, upon the occurrence of certain specified tax or regulatory events.
OSFI’s capital adequacy guidelines confirmed the adoption of Basel III in Canada and clarified the treatment of non-qualifying
capital instruments.
Non-qualifying
capital instruments are subject to a 10%
phase-out
per annum commencing in 2013. Banks are expected to develop and maintain a redemption schedule for non-qualifying
capital instruments that gives priority to redeeming instruments at their regular par redemption dates before exercising any regulatory event redemption rights. With the adoption of Basel III, innovative capital instruments such as the CIBC Tier 1 Notes are considered non-qualifying
capital instruments. We expect to exercise our regulatory event redemption rights in fiscal 2022 in respect of the $300 million CIBC Tier 1 Notes – Series B.